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EXHIBIT 3.1.1   CERTIFICATE OF AMENDMENT DATED 1 MARCH 2001
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[INDUSTRY CANADA LETTERHEAD]


I HEREBY CERTIFY THAT THE              JE CERTIFIE, PAR LES PRESENTES, QUE LE
ATTACHED IS A TRUE COPY OF THE         DOCUMENT CI-JOINT EST UNE COPIE EXACTE
DOCUMENT MAINTAINED IN THE             D'UN DOCUMENT CONTENU DANS LES LIVRES
RECORDS OF THE DIRECTOR.               TENUS PAR LE DIRECTEUR.




[SIGNATURE]
Deputy Director - Directeur adjoint    Date  [SEAL]




[CANADA LOGO]



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[LOGO] Industry Canada                                         Industrie Canada

Certificate                                                    Certificat
of Amendment                                                   de modification

Canada Business                                                Loi canadienne sur
Corporations Act                                               les societes par actions


Alcan Inc.                                                                310I45-2
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Name of corporation-Denomination de la societe                 Corporation number-Numero de la societe

I hereby certify that the articles of the                      Je certifie que les statuts de la societe
above-named corporation were amended                           susmentionnee ont ete modifies:

a)  under section 13 of the Canada                             [ ] a)  en vertu de l'article 13 de la Loi
    Business Corporations Act in                                       canadienne sur les societes par
    accordance with the attached notice;                               actions, conformement a l'avis ci-joint;

b)  under section 27 of the Canada                             [ ] b)  en vertu de l'article 27 de la Loi
    Business Corporations Act as set out in                            canadienne sur les societes par
    the attached articles of amendment                                 actions, tel qu'il est indique dans les
    designating a series of shares;                                    clauses modificatrices ci-jointes
                                                                       designant une serie d'actions;

c)  under section 179 of the Canada                            [X] c)  en vertu de l'article 179 de la Loi
    Business Corporations Act as set out in                            canadienne sur les societes par
    the attached articles of amendment;                                actions, tel qu'il est indique dans les
                                                                       clauses modificatrices ci-jointes;

d)  under section 191 of the Canada                            [ ] d)  en vertu de l'article 191 de la Loi
    Business Corporations Act as set out in                            canadienne sur les societes par
    the attached articles of reorganization;                           actions, tel qu'il est indique dans les
                                                                       clauses de reorganisation ci-jointes;


                  [Sig]                                                   March 1, 2001 / le 1 mars 2001
           Director - Directeur                                       Date of Amendment - Date de modification

[Canada logo]

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Canada Business       Loi canadienne sur les
Corporation Act       societes par actions

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                                                                       FORM 4                             FORMULE 4
                                                               ARTICLES OF AMENDMENT                CLAUSES MODIFICATRICES
                                                                (SECTION 27 OR 177)                  (ARTICLES 27 OU 177)
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
of the Corporation - Denomination sociale de la societe                                     2 - Corporation No. - No de la societe
ALCAN ALUMINIUM LIMITEE                                                                            310145-2
ALCAN ALUMINIUM LIMITED
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3 -  The articles of the above-named corporation are amended as follows:

     Les statuts de la societe mentionee ci-dessous sont modifies de la facon suivante


By changing section 1 of the Articles of Amalgamation (Name of amalgamated corporation)
from Alcan Aluminium Limited/Alcan Aluminium Limitee to Alcan Inc.

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Date                                                             [Sig]                             Title - Titre

15 February 2001                                                                                   Assistant Secretary
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                                                                 MC 3059 (1998/01)                 For Departmental Use Only -
                                                                                                   A l'usage du ministere seulement
                                                                                                   Filed
[Canada logo]                                                                                      Deposee           (Date)
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